-----------------------------

                                  EXHIBIT 10C

                                  SBM COMPANY

                                   FORM 10-K

                               DECEMBER 31, 1994

                         ------------------------------


                                                                /s/final 11/4/94

                                                                           DRAFT
                                                                         11/4/94

November /s/22, 1994


Mr. Charles A. Geer
CAG Associates
4440 IDS Center
Minneapolis, MN 55402

Dear Mr. Geer:

                  This letter agreement sets forth the terms of your engagement by SBM Company ("SBM") and State Bond and Mortgage Life Insurance Company ("Insurer"), effective as of November __, 1994, as President and Chief Executive Officer ("CEO") of SBM and Insurer (SBM and Insurer hereinafter sometimes individually and collectively referred to as the "Company").

                  1. The Company hereby engages you, and you hereby accept engagement, for the Term (as hereinafter defined, including any one-year extensions thereof), to serve the Company as CEO, subject to the direction of the Board of Directors of the Company (the "Board") (including the Executive
Committee, if any, established thereby), and, in connection therewith, to perform such duties commensurate with such engagement as you are reasonably directed to perform by the Board or the Executive Committee. In the event you are requested and agree to serve in other capacities with the Company or any subsidiary thereof, you shall so serve without any additional compensation therefor other than that specified in this letter agreement or as may be otherwise mutually agreed to by you and the Board.

                  Although you have agreed to devote such time and attention to your duties, described above, as is necessary to perform them with devotion and competence, the Company acknowledges that you may continue to maintain your relationship with one existing consulting client and may complete your representation of another consulting client on a pending transaction. Such consulting relationships shall not interfere with your duties as CEO of the Company described above. You shall not accept other consulting arrangements or employment or engage in other material business activity, except as approved in writing by the Company. The Company also acknowledges that you


Mr. Charles A. Geer
Page 2

may be absent from your duties during periods of vacation selected by you, but not exceeding an aggregate of four weeks per annum without the consent of the Board or the Executive Committee, and during reasonable periods of illness or temporary incapacity.

                  2. The term of your engagement under this letter agreement (the "Term") shall commence on November___, 1994 and shall end on December 31, 1996, and the Term shall be automatically extended for and include consecutive one-year periods, unless sooner terminated pursuant to section 4; PROVIDED that your engagement shall be automatically extended beyond December 31, 1996 and any one-year extensions in the event that, and for such extended period (the "Extended Term") as, (a) significant litigation or regulatory matters are then pending or threatened with respect to the Company or any subsidiary thereof as to the processing of which for the Company you have been a material participant and/or have material information, or (b) a significant capital transaction, sale of assets or change of control of the Company is pending or arrangements or negotiations therefor are being actively pursued, and during any such Extended Term you shall act as an independent consultant to the Company, except as may be otherwise mutually agreed to by you and the Board.

                  3. As compensation for all services to be rendered pursuant to this letter agreement, the Company shall compensate you as follow:

                  (a) You shall be paid cash compensation of (i) during the Term, including any one-year extensions thereof (but not including any Extended
Term), $30,000 per month (payable on the first business day of each month during such period), until the termination of the Term; PROVIDED that such amount may be reduced to an amount not less than $22,500 per month by mutual agreement of you and the Board to reflect significantly reduced activity or stress management by you hereunder; PROVIDED FURTHER that your cash compensation shall be adjusted by an amount agreed to by you and the Company to account for the value of employee benefits you receive from the Company, such that the total value of cash compensation and benefits to you as an employee is equivalent to the compensation you would have received had you been deemed to be an independent contractor, and (ii) during any Extended Term, an amount (payable on the first business day of each month during such period) equal to the last monthly payment during the Term, including any one-year extensions thereof, immediately prior to

Mr. Charles A. Geer
Page 3

the Extended Term; PROVIDED that such amount may be adjusted between $15,000 and $30,000 per month by mutual agreement of you and the Board to reflect varying degrees of activity by you hereunder.

                  (b) During the Term, including any one-year extensions thereof (but not including any Extended Term), you shall receive such insurance, retirement and other employee benefits as are provided from time to time by the Company to its other executives of senior rank, in accordance with the Company's general benefits practices then in effect.

                  (c) Upon the execution of this letter agreement by the parties hereto, the Company shall pay you an additional $45,000, which, together with the $90,000 previously paid to you and receipt of which you acknowledge, shall partially secure (in the aggregate amount of $135,000) the Company's obligations to you under section 4 upon termination of your engagement hereunder.

                  (d) The Company shall pay or reimburse you for all reasonable expenses actually incurred or paid by you during the Term, including any one-year extensions thereof, in the performance of your services under this letter agreement, upon presentation of expense statements or vouchers or such other supporting information as the Company may require.

                  (e) All payments made hereunder shall be subject to such deductions for taxes and other mandated charges, if any, as may be required by law.

                  4. (a) If you die during the Term, including any one-year extensions thereof, this letter agreement shall terminate at the time of your death, except that your legal representatives shall be entitled to receive the compensation provided for in section 3 to the last day of the month in which your death occurs and to receive any bonus amount then due, or to become due, as provided for in sections 4(c) and 4(d) (your death to be considered a termination by the Company other than for cause).

                  (b) Your engagement hereunder may be terminated by you, with or without cause, effective upon 30 days' prior notice, and may be terminated by the Board, with or without cause, during the Term, including any one-year extensions thereof, upon 30 days' prior notice; PROVIDED that your engagement may not be terminated except for cause in the event (i) significant

Mr. Charles A. Geer
Page 4

litigation or regulatory matters are then pending or threatened with respect to the Company or any subsidiary thereof as to the processing of which for the Company you have been a material participant and/or have material information or
(ii) a significant capital transaction, sale of assets or change of control of the Company is pending or arrangements or negotiations therefor are being actively pursued. The Board may terminate your engagement at any time for cause, effective the last day of any month in which the Company at any time gives you notice of termination therefor. "For cause" means termination for (i) failure or refusal to perform your duties hereunder, neglect of such duties, or other significant breach of this letter agreement; (ii) commission of a crime or other public misconduct by you detrimental to the reputation of the Company or any subsidiary thereof; or (iii) dishonesty or violation of any duty of loyalty or other fiduciary duty owed by you to the Company or any subsidiary thereof.

                  (c) Upon termination by you, your compensation shall cease at the effective date of termination. Upon termination by the Company other than for cause, you shall be entitled to compensation through the effective date of termination and in addition you shall be entitled to receive a bonus of $135,000, except that you shall receive a bonus of $270,000 if such termination is a constructive termination. "Constructive termination" means a termination initiated by you in response to circumstances, created by the Company, under which no reasonable person could be expected to continue to perform the duties of CEO. A constructive termination or a termination by any federal or state governmental agency acting pursuant to law shall be considered a termination by the Company other than for cause.

                  (d) Notwithstanding anything in section 4(c), upon termination by you or by the Company, with or without cause, you shall be entitled to compensation through the effective date of termination and in addition you shall be entitled to receive a bonus of $270,000 (reduced by the amount of any bonus paid pursuant to section 4(c)) if (i) a Change of Control has occurred at or prior to the time a notice of termination is given by you or (ii) in the instance notice of termination is given by the Company other than for cause, a Change of Control has occurred at or prior to the time a notice of termination is given by the Company or occurs with a third party within one year following such notice of termination and such Change of Control is commenced or negotiations therefor or other actions leading thereto are commenced with or by such third party during your

Mr. Charles A. Geer
Page 5

engagement hereunder. A "Change of Control" shall mean any transaction or series of related transactions in which (i) 50% or more of the voting securities of the Company have been acquired, directly or indirectly, by a person or group of persons who as of the date hereof are not holders of 20% or more of a class of equity securities of the Company having voting rights or convertible into securities having voting rights, or (ii) the Company or a substantial subsidiary thereof is merged or consolidated with another person, or (iii) the Company or a substantial subsidiary thereof effects a significant business combination or joint venture with another person, or (iv) all or a substantial portion of the assets of the Company or a substantial subsidiary thereof are purchased or otherwise acquired by another person.

                  (e) The $135,000 security described in section 3(d) shall be applied against such bonus amounts due you and any other compensation and expense reimbursements owed to you, with any balance owed to you promptly paid to you by the Company. You shall repay promptly to the Company any amount remaining from such payment, after its application to cover any such bonus amounts and any other compensation and expense reimbursements owed to you, upon written request by the Company.

                  5. In addition to any other compensation provided hereunder, you shall be paid a cash bonus equal to 1% of the net amount of cash and value of assets or securities received by the Company, a substantial subsidiary of the Company and/or the shareholders of the Company pursuant to (a) any new capital financing for the Company or any subsidiary thereof (other than pursuant to any stock option plan or similar employee benefit plan or arrangement), (b) any substantial sale of assets by the Company or any subsidiary thereof (other than the sale of investment portfolio assets or the sale of other assets in the ordinary course of business), (c) any issuance of new shares or securities by the Company or any subsidiary thereof, which has the purpose of restructuring the capitalization of the Company (other than stock splits or dividends that merely subdivide or recombine shares of capital stock), or (d) any tender offer for shares or securities of the Company or any subsidiary thereof, if such transaction is commenced or negotiations therefor or other actions leading thereto are commenced with or by a third party during your engagement hereunder and the transaction or a modified, substitute or alternative transaction with such third party is closed during your engagement hereunder or within one year after termination of your engagement (payable in each case

Mr. Charles A. Geer
Page 6

at or before the closing of such transaction); PROVIDED that if such transaction results in a Change of Control (as defined above) and is the first transaction to occur for which you receive a payment under this section 5, you shall also be paid a cash bonus equal to 1/2% of the value of any preferred stock of the Company that is not redeemed or recapitalized at the time of the Change of Control.

                  For purposes of this section 5, (i) the value of assets received shall be the implicit value thereof, or, if there is no such implicit value, shall be as determined by the Board in good faith, and (ii) the value of securities received shall be valued as follows: (x) if traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 20-day period ending on the business day immediately prior to the receipt of the securities; (y) if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the 20- day period ending on the business day immediately prior to the receipt of the securities; and (z) if there is no active public market, the value shall be the fair market value thereof, as determined by the Board in good faith. You recognize and agree that it is the intent of this section that the cash bonus shall not be paid in connection with cash or the value of assets or securities for which, and to the extent that, a bonus under this section has already been paid to you.

                  Notwithstanding any other provision of this section 5, you shall not be paid a cash bonus pursuant to this section 5 in connection with any Change of Control (as defined in section 4(d) above) that occurs after any other transaction for which you have received a payment under this section 5.

                  6. The Company hereby provides to you a warrant to purchase common shares of the Company, in accordance with the Warrant attached hereto as Exhibit A.

                  7. You recognize and agree that (a) all existing lists of customers of the Company and its subsidiaries, and all lists of customers of the Company and its subsidiaries developed during the Term, including any one-year extensions thereof, and any Extended Term are and shall be the sole and exclusive property of the Company and its subsidiaries, and that you neither have nor will have any right, title or interest therein; (b) such lists of customers are and must continue to be confidential; (c) such lists are not readily accessible to

Mr. Charles A. Geer
Page 7

competitors of the Company and its subsidiaries; (d) current and future business of the Company and its subsidiaries is and will continue to be a type in which customers will normally patronize only a limited number of companies; and (e) certain current and future business relationships with the Company and its subsidiaries are and will continue to be of a type that normally continue unless interfered with by others.

                  8. The Company shall reimburse you for reasonable attorneys' fees and expenses incurred by you in collecting amounts due under this letter agreement and the Warrant referred to above. The Company shall pay you interest, at an annual rate equal to 1 1/2% above the rate of interest publicly announced from time to time by First Bank National Association, Minneapolis, as its "reference rate" or similar successor rate, on all past due amounts, including amounts owed for reasonable attorneys' fees and expenses.

                  9. The Company shall indemnify you, to the maximum extent permitted by applicable law, against all costs, charges and expenses incurred or sustained by you in connection with any action, suit or proceeding to which you may be made a party by reason of your being, heretofore or hereafter, a director, an officer or employee of, or consultant to, the Company or any subsidiary thereof. After the Term, including any one-year extensions thereof, is completed, such indemnification shall include any appropriate per diem payment (at your normal consulting rates) for work performed by you in response to any litigation or claim unless you are found therein to be liable to the Company or any subsidiary thereof. The provisions of this paragraph shall survive the termination of your engagement hereunder.

                  10. No representation, promise or inducement has been made by you or the Company that is not embodied in this letter agreement, including the exhibit attached hereto, and no party hereto shall be bound by or liable for any alleged representation, promise or inducement not so set forth. This letter agreement, including the exhibit attached hereto, specifically replaces and supersedes the letter agreement between SBM and you dated August 16, 1994.

                  11. This letter agreement, including the exhibit attached hereto, may be amended, modified, superseded, cancelled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed by the party to be

Mr. Charles A. Geer
Page 8

charged therewith.  This letter agreement may be executed in counterparts.

                  Please execute this letter agreement in the space provided below, signifying your agreement with the terms set forth above.

                                  Very truly yours,

                                  SBM COMPANY


                                  By____________________________________________
                                    /s/ John C. Head  /s/ Edward L. Zeman

                                  STATE BOND AND MORTGAGE LIFE
                                  INSURANCE COMPANY


                                  By____________________________________________
                                    /s/ Edward L. Zeman

Agreed to and accepted:


__________________
/s/Charles A. Geer


MOO06851.WP5

                                                                 DRAFT:  11/4/94

                                    WARRANT

                 To Subscribe for and Purchase Common Stock of

                                  SBM COMPANY


                  THIS CERTIFIES THAT, for value received, Charles A. Geer (herein called "Purchaser") or registered assigns is entitled to subscribe for and purchase from SBM Company (herein called the "Company"), a corporation organized and existing under the laws of the State of Minnesota, at the warrant purchase price specified below (subject to adjustment as noted below) at any time from and after the date hereof to and including December 31, 2001, such number of fully paid and nonassessable shares of the Company's Common Stock which, at the time of purchase of shares hereunder, equals five percent (5%) of the Common Stock Outstanding (subject to adjustment as noted below). "Common Stock Outstanding" shall mean the aggregate of Common Stock outstanding and all Common Stock issuable upon conversion of all Convertible Securities (as hereinafter defined). This Warrant has been issued in connection with the execution and delivery of a letter agreement dated November __, 1994 between the Company and Purchaser engaging Purchaser as Chief Executive Officer of the Company and a subsidiary thereof (the "Letter Agreement").

                  The warrant purchase price (subject to adjustment as noted below) shall be $6.29 per share.

                  This Warrant is subject to the following provisions, terms and conditions:

                  1. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, by written notice of exercise delivered to the Company 20 days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by check of the warrant purchase price for such shares. The Company agrees that the shares so purchased shall be and are deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding 10 days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

                  2. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares upon exercise of this Warrant except in accordance with the provisions, and subject to the limitations, of paragraph 8 hereof and the restrictive legend under the heading "Restriction on Transfer" below.

                                                                       EXHIBIT A

                  3. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

                  4. The above provisions are, however, subject to the following:

                  (a) The warrant purchase price shall, from and after the date of issuance of this Warrant, be subject to adjustment from time to time as hereinafter provided.

                  (b) Except for options to purchase shares of Common Stock and the issuance of awards of Common Stock pursuant to key employee and consultant benefit plans adopted by the Company and except for shares of Common Stock issued upon the exercise of such options granted pursuant to such plans, if, on or before March 31, 1995, the Company shall issue or sell, or enter into a binding agreement to issue or sell, 100,000 or more shares of its Common Stock for a consideration per share less than the warrant purchase price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the warrant purchase price shall be reduced to such lesser price.

                 (c) For the purposes of paragraph (b), the following provisions (i) to (v), inclusive, shall also be applicable:

                        (i) In case at any time the Company shall grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, (aa) Common Stock or (bb) any obligations or shares of stock or other securities of the Company which are convertible into or exchangeable for Common Stock (any of such obligations, shares of stock or other securities being hereinafter called "Convertible Securities") whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by
         (y) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the warrant purchase price in effect immediately prior to the time of the granting

                                      -2-

         of such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to have been issued for such price per share. Except as provided in paragraph (f) below, no further adjustments of the warrant purchase price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                       (ii) In case the Company shall issue or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (aa) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (bb) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the warrant purchase price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such
         Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (x) except as provided in paragraph (f) below, no further adjustments of the warrant purchase price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (y) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the warrant purchase price have been or are to be made pursuant to other provisions of this paragraph (c), no further adjustment of the warrant purchase price shall be made by reason of such issue or sale.

                      (iii) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board
                                      -3-

         of  Directors  of  the  Company,  without  deducting  therefrom  of any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation or corporations as such Board shall determine to be attributable to such Common Stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any other corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation.

                       (iv) In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (aa) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or in any rights or options to purchase any Common Stock or Convertible Securities, or (bb) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such rights of subscription or purchase, as the case may be.

                        (v) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this paragraph (c).

                  (d) In case the Company shall (i) declare a dividend upon the Common Stock payable in Common Stock (other than a dividend declared to effect a subdivision of the outstanding shares of Common Stock, as described in paragraph
(e) below) or Convertible Securities, or in any rights or options to purchase Common Stock or Convertible Securities, or (ii) declare any other dividend or make any other distribution upon the Common Stock payable otherwise than out of earnings or earned surplus, then thereafter the holder of this Warrant upon the exercise hereof will be entitled to receive the number of shares of Common Stock to which such holder shall be entitled upon such exercise, and, in addition and without further payment therefor, each dividend described in clause (i) above and each dividend or distribution described in clause (ii) above which such holder would have received by way of dividends or distributions if continuously since such holder became the record holder of this Warrant such holder (i) had

                                      -4-

been the record holder of the number of shares of Common Stock then received, and (ii) had retained all dividends or distributions in stock or securities (including Common Stock or Convertible Securities, and any rights or options to purchase any Common Stock or Convertible Securities) payable in respect of such Common Stock or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Stock. For the purposes of the foregoing, a dividend or distribution other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend or distribution as determined by the Board of Directors of the Company.

                  (e) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the warrant purchase price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the warrant purchase price in effect immediately prior to such combination shall be proportionately increased.

                  (f) If (i) the purchase price provided for in any right or option referred to in clause (i) of paragraph (c), or (ii) the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or clause (ii) of paragraph (c), or (iii) the rate at which any Convertible Securities referred to in clause (i) or clause
(ii) of paragraph (c) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the warrant purchase price then in effect shall forthwith be increased or decreased to such warrant purchase price which would have obtained had the adjustments made upon the issuance of such rights, options or Convertible Securities been made upon the basis of (aa) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (bb) the issuance at the time of such change of any such options, rights or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price; and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the warrant purchase price then in effect hereunder shall forthwith be increased to such warrant purchase price which would have obtained had the adjustments made upon the issuance of such rights or options or Convertible Securities been made upon the basis of the issuance of the shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities. If the purchase price provided for in any such right or option referred to in clause (i) of paragraph (c) or the rate at which any Convertible Securities referred to in clause (i) or clause (ii) of paragraph (c) are convertible into or exchangeable for Common Stock shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the warrant purchase price then in effect hereunder shall forthwith be decreased to such warrant purchase price as would have obtained had the adjustments made upon the issuance of such right, option or Convertible Securities been made
                                      -5-

upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid.

                  (g) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

                  (h) Upon any adjustment of the warrant purchase price, then and in each such case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  (i)      In case at any time:

                  (1) the Company shall declare any cash dividend on its Common Stock at a rate in excess of the rate of the last cash dividend theretofore paid;

                  (2) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

                  (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (4) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                  (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give written notice, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, of the date on which (aa) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (bb) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

                  (j) If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of this paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant or of Common Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall in good faith make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

                  (k) No fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock as of the close of business on the date of the notice required by paragraph 1 above. "Market price" for purposes of this paragraph 4(k) shall mean, if the Common Stock is traded on a securities exchange or on the NASDAQ National Market System, the closing price of the Common Stock on such exchange or the NASDAQ National Market System, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of 20 consecutive business days prior to the date as of which "market price" is being determined. If at any time the Common Stock is not traded on an exchange or the NASDAQ National Market System, or otherwise traded in the over-the-counter market, the "market price" shall be deemed to be the higher of (i) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made, or (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

                  5. As used herein, the term "Common Stock" shall mean and include the Company's presently authorized Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares purchasable pursuant to this Warrant shall include shares designated as Common Stock of the Company on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in paragraph 4(g) above.

                  6. So long as this Warrant remains outstanding, the Company will not issue any additional capital stock of any class preferred as to dividends or as to the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par, liquidation or redemption value in respect of participation in dividends and in the distribution of such assets.

                  7. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

                  8. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Common Stock issuable or issued upon the exercise hereof of such holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. Such holder shall also provide the Company with an opinion of counsel satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares may be effected without registration or qualification (under any Federal or State law) of this Warrant or the shares of Common Stock issuable or issued upon the exercise hereof. Upon receipt of such written notice and opinion by the Company, such holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares.

                  9. Subject to the provisions of paragraph 8 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

                  10. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

                  11. At any time on or within 30 days after the effective date of termination by the Purchaser or by the Company other than for cause of Purchaser's engagement as Chief Executive Officer of the Company to and including December 31, 1996, the Company shall have the right to redeem this Warrant from the registered holder hereof on the following terms and conditions, provided that at the time notice is given under paragraph 11(a) below the Company has then paid all amounts due and owing to the Purchaser pursuant to the Letter Agreement:

                  (a) The Company shall give notice of a redemption to the registered holder of this Warrant at least 10 days prior to the date fixed for redemption. The notice shall specify the date of redemption and shall be given in writing to the registered holder of this Warrant at the address of such holder as shown on the books of the Company.

                  (b) The redemption price of this Warrant for the purposes of this paragraph 11 shall be (i) $300,000 if notice of such redemption is given by the Company pursuant to paragraph 11(a) above before the occurrence of a Change in Control (as hereinafter defined), and (ii) $500,000 if notice of such redemption is given by the Company pursuant to paragraph 11(a) above at or subsequent to the occurrence of a Change in Control. For purposes of this Warrant, "Change in Control" shall mean any transaction or series of related transactions resulting in (A) a person or entity owning, directly or indirectly, 50% or more of the voting securities of the Company, (B) a merger or consolidation of the Company with another person or entity, (C) a significant business combination or joint venture with another person or entity, or (D) the sale of all or substantially all of the assets of the Company, or the commencement of any of the foregoing transactions, or of negotiations therefor or other actions leading thereto with or by a third party, if such transaction or a modified, substitute or alternative transaction with such third party is closed within one year of Purchaser's effective date of termination.


                  (c) The registered holder hereof shall tender this Warrant to the Company on the date fixed for redemption pursuant to paragraph 11(a). On or after the date fixed for redemption, the registered holder of this Warrant shall surrender this Warrant to the Company at the offices of the Company and shall thereupon be entitled to receive payment. If the Company deposits, on or prior to the date fixed for redemption of this Warrant, with any bank or trust company, as a trust fund, a sufficient sum to redeem, on the date fixed for redemption thereof, this Warrant, with instructions and authority to such bank or trust company to pay the redemption price on or after the date fixed for redemption or prior thereto upon the surrender of this Warrant, then and from and after the date of such deposit, and notwithstanding that this Warrant so called for redemption shall not have been surrendered for cancellation, this Warrant so called for redemption shall no longer be deemed to be outstanding and all rights with respect hereto shall forthwith cease and terminate, except only the right of the holder hereof to receive from such bank or trust company, at any time after the date of such deposit, the sum so deposited, without interest. Any funds so deposited and unclaimed at the end of one year from such redemption date shall be released or repaid to the Company, after which the holder of this Warrant so called for redemption shall be entitled to receive payment of the redemption price only from the Company.

                  12. At any time on or within 30 days after the effective date of termination by the Purchaser or by the Company other than for cause of Purchaser's engagement as Chief Executive Officer of the Company to and including December 31, 1996, the holder of this Warrant shall have the right to sell this Warrant to the Company on the following terms and conditions:

                  (a) Notice by the holder hereof of its intention to sell shall be given in writing directed to the principal office of the Company.

                  (b) The purchase price of this Warrant for the purposes of this paragraph 12 shall be (i) $300,000 if the notice to sell is given by the holder pursuant to paragraph 12(a) above before the occurrence of a Change in Control, and (ii) $500,000 if the notice to sell is given by the holder pursuant to paragraph 12(a) above at or subsequent to the occurrence of a Change in Control.

                  (c) The Company shall tender payment for this Warrant at a closing at the offices of the Company within 10 days after notice of intention to sell is given by the holder under paragraph 12(a) above. This closing shall occur at the offices of the Company at such time and date within such 10-day period as may be agreed between the Company and the holder of this Warrant. Payment for the Warrant shall be made in cash or by certified or cashier's check or wire transfer, against delivery of this Warrant by the holder hereof.

                  13. This Warrant shall expire, and may not thereafter be exercised by the holder of this Warrant, if Purchaser's engagement as Chief Executive Officer of the Company is terminated by the Company for cause (as defined in the Letter Agreement). The right of the holder of this Warrant to sell this Warrant as provided in paragraph 12 shall expire, and may not thereafter be exercised by the holder hereof, if Purchaser's engagement as Chief Executive Officer of the Company is terminated by the Company for cause (as so defined) or if Purchaser resigns as Chief Executive Officer of the Company on or before March 31, 1995 (or such earlier date as present discussions relating to possible financing or recapitalization transactions may terminate).

                  14. All questions concerning this Warrant will be governed and interpreted and enforced in accordance with the internal law of the State of Minnesota.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of November /s/22, 1994.


                                      SBM COMPANY



                                       By_______________________________________
                                         /s/ Edward L. Zeman

                                        Its_____________________________________
                                           /s/ Chief Financial Officer



                            RESTRICTION ON TRANSFER

                  The securities evidenced hereby may not be transferred without
(i) the opinion of counsel satisfactory to the Company that such transfer may be lawfully made without registration under the Federal Securities Act of 1933 and all applicable state securities laws or (ii) such registration

MFF15E51.WP5

                               FORM OF ASSIGNMENT
                      (To Be Signed Only Upon Assignment)


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto this Warrant, and appoints

to transfer this Warrant on the books of the Company with the full power of substitution in the premises.

Dated:

In the presence of:


                    ____________________________________________________________
                    (Signature must conform in all respects to the name of the holder as specified on the face of this Warrant without alteration, enlargement or any change whatsoever, and the signature must be guaranteed in the usual manner)


MFF15E51.WP5

                               SUBSCRIPTION FORM

              To be Executed by the Holder of this Warrant if such
               Holder Desires to Exercise this Warrant in Whole or in Part:


To:  SBM Company (the "Company")

                  The undersigned____________________

                         Please insert Social Security or other
                          identifying number of Subscriber:

                                  _________________
hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, ______ shares of the Common Stock provided for therein and tenders payment herewith to the order of the Company in the amount of $______ , such payment being made as provided on the face of this Warrant.


                  The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:___________________________________________________________________________

Address:________________________________________________________________________

Deliver to:_____________________________________________________________________

Address:________________________________________________________________________

and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

Dated:


                                        Signature_______________________________
                                        Note: The signature on this Subscription
                                        Form must correspond with the name
                                        as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatever.

MFF15E51.WP5